First Internet Bancorp Reports Record Quarterly Revenue and
Continued Net Interest Margin Expansion
- Record quarterly revenue of $43.9 million, up 7% from the prior quarter -
- NIM expands 8 basis points to 2.47%; FTE NIM increases to 2.55%1 -
- Net charge-offs and delinquencies decline significantly from the prior quarter -
- Diluted earnings per share of $0.54; adjusted diluted earnings per share of $0.571 -
- Company to hold earnings call today at 5pm ET -

Fishers, Indiana, October 29, 2026 – First Internet Bancorp (the “Company”) (Nasdaq: INBK), the parent company of First Internet Bank (the “Bank”), announced today financial and operational results for the third quarter ended September 30, 2026.

Key Business Updates

•Record Quarterly Revenue and Continued Margin Expansion: Total revenue rose 7% quarter-over-quarter to $43.9 million, driven by growth in both net interest income (up 7%) and noninterest income (up 6%). Fully-taxable equivalent (“FTE”) net interest margin expanded again in the third quarter to 2.55%1 (up 8 basis points). Additionally, when combined with well-managed expenses, pre-provision net revenue grew 14% quarter-over-quarter to $17.1 million1. Fintech partnerships revenue contributed to the growth in net interest income from embedded finance as well as noninterest income as fintech fee revenue was up 13% from the prior quarter.

•Overall Credit Quality Normalization on Track: Provision for credit losses for the third quarter of $11.6 million, down 13% from $13.4 million in the second quarter of 2026. The decrease was driven by lower net charge-offs, which declined to 0.82% of average loans from 1.77% in the second quarter of 2026, partially offset by specific reserves related to franchise finance loans placed on nonaccrual, including one large relationship the Company took action on late in the quarter ($2.6 million of specific reserves). Furthermore, total delinquencies, excluding nonperforming loans, declined for the second consecutive quarter and are down 38% from the prior quarter, representing 0.48% of total performing loans.

•Loan Portfolio Re-mix Toward Core Lending Areas: In line with the previously stated strategy, the loan portfolio continued to shift toward core verticals with higher new origination yields. As a result, the loan portfolio yield increased 8 basis points (“bps”) from the prior quarter. This reflected strong quarterly growth in investor commercial real estate, single tenant lease financing, wealth advisory lending and embedded finance, while previously exited, lower-yielding portfolios continued to run off. At the same time, the growing fintech deposit base allowed the Company to retire higher-cost CDs and brokered deposits, contributing to the margin expansion.

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."

“Our third quarter results reflect continued execution of the strategy we have laid out for the last several quarters, with earnings momentum continuing to build,” said David Becker, Chairman and CEO of First Internet Bancorp. “Total revenue hit an all-time high in the quarter, driving positive operating leverage powered by record net interest income, continued net interest margin expansion and solid fee revenue growth. Additionally, credit trends continued to improve with meaningful declines in both net charge-offs and delinquencies. We also took proactive action on a larger franchise finance relationship this quarter; however, our underlying earnings strength allowed us to absorb the related provision impact and still produce strong quarterly growth in net income and earnings per share.

“The bottom line is that First Internet Bancorp is getting stronger every day. Loan pipelines in our scalable core lending areas are robust, and emerging verticals such as embedded finance and wealth advisory lending have exciting long-term growth potential. Our fintech platform continues to expand, driving growth in both fee revenue and lower-cost deposits. We also continue to invest in automation and AI-enabled tools across our lending and servicing operations, improving efficiency while elevating the experience we deliver for our customers and partners. Taken together, these trends create an exciting pathway towards accelerating earnings and stronger profitability. As we move into the fourth quarter and into 2027, we are confident in our ability to build on this momentum and deliver long-term value for our shareholders.”

Third Quarter 2026 Financial Performance

•Net income of $4.8 million and diluted earnings per share of $0.54

•Adjusted net income of $5.1 million1 and adjusted diluted earnings per share of $0.571, both up significantly from the prior quarter and prior year period
•Pre-tax non-recurring severance costs of $0.4 million recognized during the quarter

•Record quarterly revenue of $43.9 million, up 7% from the prior quarter and 1% from adjusted quarterly revenue1 in the prior year period

•Net interest income of $34.7 million and FTE net interest income of $35.9 million1, both increased 7% over the prior quarter and 14% over the prior year period
•Achieved strong quarterly growth despite recognizing $1.2 million in interest reversals related to franchise finance loans placed on nonaccrual during the quarter ($0.6 million related to the large relationship discussed above)

•Net interest margin of 2.47% and FTE net interest margin of 2.55%1, both increasing 8 bps from the prior quarter and 43 bps from the prior year period
•Interest reversals discussed above impacted net interest margin by 9 bps

•Noninterest income of $9.2 million, up 6% from the prior quarter and down 30% from adjusted noninterest income1 in the prior year period

•Adjusted pre-provision net revenue (“PPNR”) of $17.1 million1, up 14% from the prior quarter and down 6% from the prior year period

•Total loan balances of $3.9 billion, up $52.9 million, or 1%, from the second quarter of 2026
•The yield on the loan portfolio increased to 6.42%, up 8 bps from the prior quarter and 24 bps from the prior year period
•Strong loan production in core verticals partially offset by early payoffs and runoff in exited portfolios

•Total deposits of $5.2 billion, up $321.4 million, or 7%, from the second quarter of 2026

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."

•Continued growth in fintech deposits, providing capacity to replace higher-cost CDs and brokered deposits
•The cost of interest-bearing deposits declined to 3.32%, down 6 bps from the prior quarter and 55 bps from the prior year period
•Approximately $2.9 billion of fintech deposits held off-balance sheet in a deposit network, providing flexibility to manage the size of the balance sheet
•Loans to deposits ratio of 75%

•Provision for credit losses of $11.6 million, down $1.8 million, or 13%, from the second quarter of 2026

•Net charge-offs to average loans of 0.82%, a decrease from 1.77% in the second quarter of 2026
•Decrease in net charge-offs due to declines in franchise finance and small business lending net charge-offs

•Nonperforming loans (“NPLs”) to total loans of 1.63%, compared to 1.58% in the second quarter of 2026; allowance for credit losses - loans (“ACL”) to total loans of 1.48%, compared to 1.39% in the second quarter of 2026
•Increase in NPLs due primarily to franchise finance loans moved to nonaccrual
•NPLs / total loans of 1.14%1 excluding fully-guaranteed balances, up from 1.07% in the second quarter of 2026
•ACL to NPLs of 91%; or 131%1 excluding fully-guaranteed balances

•Tangible common equity to tangible assets of 5.94%1, and 6.96%1 ex-AOCI and adjusted for normalized cash balances; CET1 ratio of 8.86%2; total capital ratio of 12.32%2

•Tangible book value per common share of $40.041, down from $41.091 in the second quarter of 2026

Fourth Quarter 2026 Outlook

•Diluted earnings per share of $1.02 to $1.07

•FTE net interest margin of 2.75% to 2.80%, driven by ongoing loan portfolio optimization and stable deposit costs (assumes additional 25 bp increase in Fed Funds rate in December)

•FTE net interest income of around $38.5 million

•Noninterest income of around $7.5 million, reflecting lower small business lending originations and gain on sale activity, partially offset by continued growth in fintech revenue

•Noninterest expense of around $26.5 million

•Provision for credit losses of $7.5 million to $8.0 million

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."
2 Regulatory capital ratios are preliminary pending filing of the Company’s regulatory reports

Conference Call and Webcast
The Company will host a conference call and webcast at 5:00 p.m. Eastern Time today, October 29, 2026, to discuss its quarterly financial results. The call can be accessed via telephone at (833) 461-5787; meeting id: 571140239. To access the webcast and view the presentation slides, please visit www.firstinternetbancorp.com and click the link provided for Earnings Call Webcast.

The webcast and slides will be available on the Company’s website shortly after the call has ended and will be archived on the Company’s website for 12 months.

About First Internet Bancorp
First Internet Bancorp is a bank holding company with assets of $5.9 billion as of September 30, 2026. The Company’s subsidiary, First Internet Bank, opened for business in 1999 as an industry pioneer in the branchless delivery of banking services. First Internet Bank provides consumer and small business deposits, commercial real estate and construction financing, SBA financing, public finance, consumer loans, and specialty finance services nationally, as well as commercial and industrial loans and treasury management services on a regional basis. First Internet Bancorp’s common stock trades on the Nasdaq Global Select Market under the symbol “INBK” and is a component of the Russell 2000® Index. Additional information about the Company is available at www.firstinternetbancorp.com and additional information about First Internet Bank, including its products and services, is available at www.firstib.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “better than,” “continue,” “could,” “drive,” “enhance,” “estimate,” “expand,” “expect,” “future,” “going forward,” “growth,” ”improve,” “increase,” “looking ahead,” “maintain,” “may,” “ongoing,” “opportunities,” “pending,” “plan,” “position,” “preliminary,” “progress,” “remain,” “setting the stage,” “should,” “stable,” “thereafter,” “well-positioned,” “will,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers; general economic conditions, whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, and SBA loan portfolios; competition with national, regional and community financial institutions; the loss of key members of senior management; the anticipated impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this press release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, average tangible common equity, return on average tangible common equity, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted total revenue, pre-provision net revenue, adjusted pre-provision net revenue, adjusted noninterest income, adjusted noninterest expense, adjusted income before income taxes, adjusted income tax provision, adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average shareholders’ equity, adjusted return on average tangible common equity, adjusted tangible common equity, adjusted tangible assets, adjusted tangible common equity to adjusted tangible assets, adjusted nonperforming loans to total loans and adjusted allowance for credit losses – loans to nonperforming loans are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of Non-GAAP Financial Measures.”

Contact Information:

Investors/Analysts
Paula Deemer
Director of Corporate Administration
(317) 428-4628
investors@firstib.com

Media
PANBlast
Zach Weismiller
firstib@panblastpr.com

First Internet Bancorp
Summary Financial Information (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss)	$4,819	$2,367	$(41,593)	$9,695	$(40,457)

Per share and share information
Earnings (loss) per share - basic	$0.55	$0.27	$(4.76)	$1.11	$(4.63)
Earnings (loss) per share - diluted	0.54	0.27	(4.76)	1.10	(4.63)
Dividends declared per share	0.06	0.06	0.06	0.18	0.18
Book value per common share	40.58	41.63	40.42	40.58	40.42
Tangible book value per common share [1]	40.04	41.09	39.88	40.04	39.88
Common shares outstanding	8,733,574	8,733,574	8,713,094	8,733,574	8,713,094
Average common shares outstanding:
Basic	8,762,827	8,754,008	8,742,052	8,750,511	8,730,519
Diluted	8,865,954	8,822,099	8,742,052	8,821,890	8,730,519
Performance ratios
Return on average assets	0.33%	0.17%	(2.71%)	0.23%	(0.91%)
Return on average shareholders' equity	5.19%	2.56%	(42.11%)	3.50%	(13.80%)
Return on average tangible common equity [1]	5.26%	2.60%	(42.62%)	3.54%	(13.97%)
Net interest margin	2.47%	2.39%	2.04%	2.41%	1.94%
Net interest margin - FTE [1,2]	2.55%	2.47%	2.12%	2.49%	2.02%
Capital ratios [3]
Total shareholders' equity to assets	6.02%	6.54%	6.25%	6.02%	6.25%
Tangible common equity to tangible assets [1]	5.94%	6.46%	6.17%	5.94%	6.17%
Tier 1 leverage ratio	6.15%	6.23%	5.69%	6.15%	5.69%
Common equity tier 1 capital ratio	8.86%	8.90%	9.24%	8.86%	9.24%
Tier 1 capital ratio	8.86%	8.90%	9.24%	8.86%	9.24%
Total risk-based capital ratio	12.32%	12.22%	13.11%	12.32%	13.11%
Asset quality
Nonperforming loans	$63,056	$60,073	$53,250	$63,056	$53,250
Nonperforming assets	67,464	64,573	55,237	67,464	55,237
Nonperforming loans to loans	1.63%	1.58%	1.47%	1.63%	1.47%
Nonperforming assets to total assets	1.15%	1.16%	0.98%	1.15%	0.98%
Allowance for credit losses - loans to:
Loans	1.48%	1.39%	1.65%	1.48%	1.65%
Nonperforming loans	91.0%	88.4%	112.5%	91.0%	112.5%
Net charge-offs to average loans	0.82%	1.77%	1.89%	1.41%	1.38%
Average balance sheet information
Loans	$3,873,251	$3,836,149	$4,415,693	$3,861,188	$4,350,947
Total securities	1,088,563	1,048,742	898,543	1,053,633	911,805
Other earning assets	619,347	561,255	569,811	567,791	471,096
Total interest-earning assets	5,582,792	5,448,429	5,895,554	5,485,886	5,742,686
Total assets	5,796,473	5,656,350	6,081,792	5,696,745	5,926,580
Noninterest-bearing deposits	146,911	134,166	174,494	141,474	154,604
Interest-bearing deposits	4,903,029	4,783,803	5,133,010	4,810,923	4,915,137
Total deposits	5,049,940	4,917,969	5,307,504	4,952,397	5,069,741
Shareholders' equity	368,091	370,247	391,886	370,849	391,930

1 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Regulatory capital ratios are preliminary pending filing of the Company's regulatory reports

First Internet Bancorp
Condensed Consolidated Balance Sheets (unaudited)
Dollar amounts in thousands
	September 30, 2026	June 30, 2026	September 30, 2025
Assets
Cash and due from banks	$5,977	$8,692	$10,923
Interest-bearing deposits	646,297	402,276	776,738
Securities available-for-sale, at fair value	843,108	786,676	625,906
Securities held-to-maturity, at amortized cost, net of allowance for credit losses	255,934	264,662	261,725
Loans held-for-sale	34,855	44,816	114,701
Loans	3,863,984	3,811,073	3,630,385
Allowance for credit losses - loans	(57,361)	(53,096)	(59,923)
Net loans	3,806,623	3,757,977	3,570,462
Accrued interest receivable	28,565	29,136	26,674
Federal Home Loan Bank of Indianapolis stock	28,350	28,350	28,350
Cash surrender value of bank-owned life insurance	43,492	43,175	42,256
Premises and equipment, net	64,538	65,720	68,843
Goodwill	4,687	4,687	4,687
Servicing asset	23,620	23,180	22,107
Other real estate owned	4,141	4,121	1,801
Accrued income and other assets	97,816	92,907	84,001
Total assets	$5,888,003	$5,556,375	$5,639,174

Liabilities
Noninterest-bearing deposits	$159,051	$131,366	$243,539
Interest-bearing deposits	4,993,715	4,700,012	4,671,895
Total deposits	5,152,766	4,831,378	4,915,434
Advances from Federal Home Loan Bank	239,500	239,500	249,500
Subordinated debt	123,506	105,626	105,386
Accrued interest payable	1,298	1,594	1,236
Accrued expenses and other liabilities	16,525	14,730	15,450
Total liabilities	5,533,595	5,192,828	5,287,006
Shareholders' equity
Voting common stock	188,065	187,545	186,608
Retained earnings	201,399	197,119	188,564
Accumulated other comprehensive loss	(35,056)	(21,117)	(23,004)
Total shareholders' equity	354,408	363,547	352,168
Total liabilities and shareholders' equity	$5,888,003	$5,556,375	$5,639,174

First Internet Bancorp
Condensed Consolidated Statements of Income (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Interest income
Loans	$62,656	$60,693	$68,958	$184,188	$198,305
Securities - taxable	10,772	9,948	8,614	30,216	26,139
Securities - non-taxable	621	629	652	1,904	1,967
Other earning assets	5,982	5,366	6,164	16,169	15,692
Total interest income	80,031	76,636	84,388	232,477	242,103
Interest expense
Deposits	41,080	40,320	50,134	121,759	144,554
Other borrowed funds	4,209	3,877	3,902	11,939	14,111
Total interest expense	45,289	44,197	54,036	133,698	158,665
Net interest income	34,742	32,439	30,352	98,779	83,438
Provision for credit losses	11,629	13,415	34,789	41,349	60,330
Net interest income (loss) after provision for credit losses	23,113	19,024	(4,437)	57,430	23,108
Noninterest income (loss)
Service charges and fees	1,391	1,112	369	3,347	912
Loan servicing revenue	2,824	2,853	2,055	8,533	6,017
Loan servicing asset revaluation	(961)	(1,579)	(1,332)	(3,600)	(3,666)
Gain (loss) on sale of loans	4,792	4,690	(27,103)	16,859	(16,783)
Other	1,153	1,609	1,364	4,263	4,857
Total noninterest income (loss)	9,199	8,685	(24,647)	29,402	(8,663)
Noninterest expense
Salaries and employee benefits	14,761	13,570	14,384	41,567	38,358
Marketing, advertising and promotion	733	706	482	2,054	1,831
Consulting and professional fees	960	1,372	979	3,412	3,143
Data processing	713	774	651	2,262	1,942
Loan expenses	2,392	2,109	1,850	6,680	4,901
Premises and equipment	3,654	3,718	3,572	11,048	9,968
Deposit insurance premium	1,660	1,611	1,584	4,758	4,546
Other	2,384	2,262	1,957	6,625	6,127
Total noninterest expense	27,257	26,122	25,459	78,406	70,816
Income (loss) before income taxes	5,055	1,587	(54,543)	8,426	(56,371)
Income tax provision (benefit)	236	(780)	(12,950)	(1,269)	(15,914)
Net income (loss)	$4,819	$2,367	$(41,593)	$9,695	$(40,457)

Per common share data
Earnings (loss) per share - basic	$0.55	$0.27	$(4.76)	$1.11	$(4.63)
Earnings (loss) per share - diluted	$0.54	$0.27	$(4.76)	$1.10	$(4.63)
Dividends declared per share	$0.06	$0.06	$0.06	$0.18	$0.18

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Three Months Ended
	September 30, 2026			June 30, 2026			September 30, 2025
	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$3,874,882	$62,656	6.42%	$3,838,432	$60,693	6.34%	$4,427,200	$68,958	6.18%
Securities - taxable	1,017,130	10,772	4.20%	974,877	9,948	4.09%	819,941	8,614	4.17%
Securities - non-taxable	71,433	621	3.45%	73,865	629	3.42%	78,602	652	3.29%
Other earning assets	619,347	5,982	3.83%	561,255	5,366	3.83%	569,811	6,164	4.29%
Total interest-earning assets	5,582,792	80,031	5.69%	5,448,429	76,636	5.64%	5,895,554	84,388	5.68%
Allowance for credit losses - loans	(55,609)			(57,343)			(49,495)
Noninterest-earning assets	269,290			265,264			235,733
Total assets	$5,796,473			$5,656,350			$6,081,792

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,437,634	$9,861	2.72%	$1,356,003	$8,905	2.63%	$1,399,323	$11,742	3.33%
Savings accounts	18,153	38	0.83%	18,765	39	0.83%	20,035	42	0.83%
Money market accounts	1,239,822	9,859	3.15%	1,304,538	10,334	3.18%	1,250,350	11,771	3.73%
Fintech - brokered deposits	428,992	3,647	3.37%	57,492	487	3.40%	—	—	—%
Certificates and brokered deposits	1,778,428	17,675	3.94%	2,047,005	20,555	4.03%	2,463,302	26,579	4.28%
Total interest-bearing deposits	4,903,029	41,080	3.32%	4,783,803	40,320	3.38%	5,133,010	50,134	3.87%
Other borrowed funds	353,978	4,209	4.72%	348,383	3,877	4.46%	365,119	3,902	4.24%
Total interest-bearing liabilities	5,257,007	45,289	3.42%	5,132,186	44,197	3.45%	5,498,129	54,036	3.90%
Noninterest-bearing deposits	146,911			134,166			174,494
Other noninterest-bearing liabilities	24,464			19,751			17,283
Total liabilities	5,428,382			5,286,103			5,689,906
Shareholders' equity	368,091			370,247			391,886
Total liabilities and shareholders' equity	$5,796,473			$5,656,350			$6,081,792

Net interest income		$34,742			$32,439			$30,352

Interest rate spread			2.27%			2.19%			1.78%
Net interest margin			2.47%			2.39%			2.04%
Net interest margin - FTE [2,3]			2.55%			2.47%			2.12%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Nine Months Ended
	September 30, 2026			September 30, 2025
	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$3,864,462	$184,188	6.37%	$4,359,785	$198,305	6.08%
Securities - taxable	978,633	30,216	4.13%	832,060	26,139	4.20%
Securities - non-taxable	75,000	1,904	3.39%	79,745	1,967	3.30%
Other earning assets	567,791	16,169	3.81%	471,096	15,692	4.45%
Total interest-earning assets	5,485,886	232,477	5.67%	5,742,686	242,103	5.64%
Allowance for credit losses - loans	(56,350)			(48,091)
Noninterest-earning assets	267,209			231,985
Total assets	$5,696,745			$5,926,580

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,346,440	$26,933	2.67%	$1,195,651	$28,483	3.19%
Savings accounts	18,815	118	0.84%	20,786	131	0.84%
Money market accounts	1,278,637	30,297	3.17%	1,220,080	34,220	3.75%
Fintech - brokered deposits	163,733	4,134	3.38%	—	—	—%
Certificates and brokered deposits	2,003,298	60,277	4.02%	2,478,620	81,720	4.41%
Total interest-bearing deposits	4,810,923	121,759	3.38%	4,915,137	144,554	3.93%
Other borrowed funds	351,499	11,939	4.54%	444,532	14,111	4.24%
Total interest-bearing liabilities	5,162,422	133,698	3.46%	5,359,669	158,665	3.96%
Noninterest-bearing deposits	141,474			154,604
Other noninterest-bearing liabilities	22,000			20,377
Total liabilities	5,325,896			5,534,650
Shareholders' equity	370,849			391,930
Total liabilities and shareholders' equity	$5,696,745			$5,926,580

Net interest income		$98,779			$83,438

Interest rate spread			2.21%			1.68%
Net interest margin			2.41%			1.94%
Net interest margin - FTE [2,3]			2.49%			2.02%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Loans and Deposits (unaudited)
Dollar amounts in thousands
	September 30, 2026		June 30, 2026		September 30, 2025
	Amount	Percent	Amount	Percent	Amount	Percent
Commercial loans
Commercial and industrial	$237,667	6.2%	$212,675	5.6%	$206,301	5.7%
Owner-occupied commercial real estate	50,082	1.3%	51,749	1.4%	50,046	1.4%
Investor commercial real estate	753,690	19.4%	669,970	17.5%	644,184	17.7%
Construction	400,302	10.4%	427,076	11.2%	300,291	8.3%
Single tenant lease financing	308,594	8.0%	288,720	7.6%	135,025	3.8%
Public finance	430,381	11.1%	445,507	11.7%	480,119	13.2%
Healthcare finance	112,406	2.9%	121,287	3.2%	150,522	4.1%
Small business lending	439,335	11.4%	435,686	11.4%	401,628	11.1%
Franchise finance	330,626	8.6%	357,182	9.4%	450,340	12.4%
Total commercial loans	3,063,083	79.3%	3,009,852	79.0%	2,818,456	77.7%

Consumer loans
Residential mortgage	319,972	8.3%	326,258	8.6%	349,275	9.6%
Home equity	16,186	0.4%	14,102	0.4%	15,806	0.4%
Trailers	256,533	6.6%	252,325	6.6%	232,006	6.4%
Recreational vehicles	145,090	3.8%	143,547	3.8%	142,245	3.9%
Other consumer loans	44,684	1.2%	45,916	1.2%	48,753	1.3%
Total consumer loans	782,465	20.3%	782,148	20.6%	788,085	21.6%

Net deferred loan fees, premiums, discounts and other [1]	18,436	0.4%	19,073	0.4%	23,844	0.7%

Total loans	$3,863,984	100.0%	$3,811,073	100.0%	$3,630,385	100.0%

	September 30, 2026		June 30, 2026		September 30, 2025
	Amount	Percent	Amount	Percent	Amount	Percent
Deposits
Noninterest-bearing deposits	$159,051	3.2%	$131,366	2.7%	$243,539	5.0%
Interest-bearing demand deposits	1,713,795	33.3%	1,493,178	30.9%	1,003,950	20.4%
Savings accounts	17,564	0.3%	18,738	0.4%	18,694	0.4%
Money market accounts	1,232,524	23.9%	1,245,591	25.8%	1,250,202	25.4%
Fintech - brokered deposits	341,610	6.6%	23,344	0.5%	—	—%
Certificates of deposits	1,479,994	28.7%	1,683,450	34.8%	2,115,613	43.0%
Brokered deposits	208,228	4.0%	235,711	4.9%	283,436	5.8%
Total deposits	$5,152,766	100.0%	$4,831,378	100.0%	$4,915,434	100.0%

1 Includes carrying value adjustments of $16.4 million, $17.3 million and $20.2 million related to terminated interest rate swaps associated with public finance loans as of September 30, 2026, June 30, 2026 and September 30, 2025, respectively.

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Total equity - GAAP	$354,408	$363,547	$352,168	$354,408	$352,168
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$349,721	$358,860	$347,481	$349,721	$347,481

Total assets - GAAP	$5,888,003	$5,556,375	$5,639,174	$5,888,003	$5,639,174
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$5,883,316	$5,551,688	$5,634,487	$5,883,316	$5,634,487

Common shares outstanding	8,733,574	8,733,574	8,713,094	8,733,574	8,713,094

Book value per common share	$40.58	$41.63	$40.42	$40.58	$40.42
Effect of goodwill	(0.54)	(0.54)	(0.54)	(0.54)	(0.54)
Tangible book value per common share	$40.04	$41.09	$39.88	$40.04	$39.88

Total shareholders' equity to assets	6.02%	6.54%	6.25%	6.02%	6.25%
Effect of goodwill	(0.08%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Tangible common equity to tangible assets	5.94%	6.46%	6.17%	5.94%	6.17%

Total average equity - GAAP	$368,091	$370,247	$391,886	$370,849	$391,930
Adjustments:
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$363,404	$365,560	$387,199	$366,162	$387,243

Return on average shareholders' equity	5.19%	2.56%	(42.11%)	3.50%	(13.80%)
Effect of goodwill	0.07%	0.04%	(0.51%)	0.04%	(0.17%)
Return on average tangible common equity	5.26%	2.60%	(42.62%)	3.54%	(13.97%)

Total interest income	$80,031	$76,636	$84,388	$232,477	$242,103
Adjustments:
Fully-taxable equivalent adjustments [1]	1,116	1,142	1,158	3,418	3,484
Total interest income - FTE	$81,147	$77,778	$85,546	$235,895	$245,587

Net interest income	$34,742	$32,439	$30,352	$98,779	$83,438
Adjustments:
Fully-taxable equivalent adjustments [1]	1,116	1,142	1,158	3,418	3,484
Net interest income - FTE	$35,858	$33,581	$31,510	$102,197	$86,922

Net interest margin	2.47%	2.39%	2.04%	2.41%	1.94%
Effect of fully-taxable equivalent adjustments [1]	0.08%	0.08%	0.08%	0.08%	0.08%
Net interest margin - FTE	2.55%	2.47%	2.12%	2.49%	2.02%
1Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Total revenue - GAAP	$43,941	$41,124	$5,705	$128,181	$74,775
Adjustments:
Loss on sale of loans	—	—	37,823	—	37,823
Adjusted total revenue	$43,941	$41,124	$43,528	$128,181	$112,598

Net income (loss) - GAAP	$4,819	$2,367	$(41,593)	$9,695	$(40,457)
Adjustments:[1]
Provision for credit losses	11,629	13,415	34,789	41,349	60,330
Income tax (benefit) provision	236	(780)	(12,950)	(1,269)	(15,914)
Pre-provision net revenue (loss)	$16,684	$15,002	$(19,754)	$49,775	$3,959

Pre-tax, pre-provision income (loss)	$16,684	$15,002	$(19,754)	$49,775	$3,959
Adjustments:[1]
Loss on sale of loans	—	—	37,823	—	37,823
Employee severance expense	371	—	—	371	—
Adjusted pre-provision net revenue	$17,055	$15,002	$18,069	$50,146	$41,782

Noninterest (loss) income - GAAP	$9,199	$8,685	$(24,647)	$29,402	$(8,663)
Adjustments:
Loss on sale of loans	—	—	37,823	—	37,823
Adjusted noninterest income	$9,199	$8,685	$13,176	$29,402	$29,160

Noninterest expense - GAAP	$27,257	$26,122	$25,459	$78,406	$70,816
Adjustments:
Employee severance expense	(371)	—	—	(371)	—
Adjusted noninterest expense	$26,886	$26,122	$25,459	$78,035	$70,816

Income (loss) before income taxes - GAAP	$5,055	$1,587	$(54,543)	$8,426	$(56,371)
Adjustments:
Loss on sale of loans	—	—	37,823	—	37,823
Employee severance expense	371	—	—	371	—
Adjusted income (loss) before income taxes	$5,426	$1,587	$(16,720)	$8,797	$(18,548)

Income tax provision (benefit) - GAAP	$236	$(780)	$(12,950)	$(1,269)	$(15,914)
Adjustments:[1]
Loss on sale of loans	—	—	8,699	—	8,699
Employee severance expense	78	—	—	78	—
Adjusted income tax provision (benefit)	$314	$(780)	$(4,251)	$(1,191)	$(7,215)

Net income (loss) - GAAP	$4,819	$2,367	$(41,593)	$9,695	$(40,457)
Adjustments:[1]
Loss on sale of loans	—	—	29,124	—	29,124
Employee severance expense	293	—	—	293	—
Adjusted net income (loss)	$5,112	$2,367	$(12,469)	$9,988	$(11,333)

Diluted average common shares outstanding	8,865,954	8,822,099	8,742,052	8,821,890	8,730,519

Diluted earnings (loss) per share - GAAP	$0.54	$0.27	$(4.76)	$1.10	$(4.63)
Adjustments:
Effect of loss on sale of loans	—	—	3.33	—	3.34
Effect of Employee severance expense	0.03	—	—	0.03	—
Adjusted diluted earnings (loss) per share	$0.57	$0.27	$(1.43)	$1.13	$(1.29)
[1]Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Return on average assets	0.33%	0.17%	(2.71%)	0.23%	(0.91%)
Effect of loss on sale of loans	0.00%	0.00%	1.90%	0.00%	0.66%
Effect of Employee severance expense	0.02%	0.00%	0.00%	0.01%	0.00%
Adjusted return on average assets	0.35%	0.17%	(0.81%)	0.24%	(0.25%)

Return on average shareholders' equity	5.19%	2.56%	(42.11%)	3.50%	(13.80%)
Effect of loss on sale of loans	0.00%	0.00%	29.48%	0.00%	9.94%
Effect of Employee severance expense	0.32%	0.00%	0.00%	0.11%	0.00%
Adjusted return on average shareholders' equity	5.51%	2.56%	(12.63%)	3.61%	(3.86%)

Return on average tangible common equity	5.26%	2.60%	(42.62%)	3.54%	(13.97%)
Effect of loss on sale of loans	0.00%	0.00%	29.84%	0.00%	10.06%
Effect of Employee severance expense	0.32%	0.00%	0.00%	0.11%	0.00%
Adjusted return on average tangible common equity	5.58%	2.60%	(12.78%)	3.65%	(3.91%)

Tangible common equity	$349,721	$358,860	$347,481	$349,721	$347,481
Adjustments:
Accumulated other comprehensive loss	35,056	21,117	23,004	35,056	23,004
Adjusted tangible common equity	$384,777	$379,977	$370,485	$384,777	$370,485

Tangible assets	$5,883,316	$5,551,688	$5,634,487	$5,883,316	$5,634,487
Adjustments:
Cash in excess of $300 million	(352,274)	(110,968)	(487,661)	(352,274)	(487,661)
Adjusted tangible assets	$5,531,042	$5,440,720	$5,146,826	$5,531,042	$5,146,826

Adjusted tangible common equity	$384,777	$379,977	$370,485	$384,777	$370,485
Adjusted tangible assets	5,531,042	5,440,720	5,146,826	5,531,042	5,146,826
Adjusted tangible common equity to adjusted tangible assets	6.96%	6.98%	7.20%	6.96%	7.20%

Nonperforming loans to total loans	1.63%	1.58%	1.47%	1.63%	1.47%
Adjustments:
Fully guaranteed balances	(0.49%)	(0.51%)	(0.29%)	(0.49%)	(0.29%)
Adjusted nonperforming loans to total loans	1.14%	1.07%	1.18%	1.14%	1.18%

Allowance for credit losses - loans to nonperforming loans	90.97%	88.39%	112.53%	90.97%	112.53%
Adjustments:
Fully guaranteed balances	39.79%	41.45%	27.83%	39.79%	27.83%
Adjusted allowance for credit losses - loans to nonperforming loans	130.76%	129.84%	140.36%	130.76%	140.36%